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                                                                   EXHIBIT 10.10

                              AMENDMENT NO. 1 TO
                  EXECUTIVE EMPLOYMENT AGREEMENT AND CONSENT
                  ------------------------------------------


     This Amendment No. 1 to Executive Employment Agreement and Consent (this "Amendment") is entered into as of this 21st day of August, 1998, between Focal Communications Corporation, a Delaware corporation (the "Company"), Renee M. Martin ("Executive"), and Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P. and Battery Ventures III, L.P. (collectively, the "Stockholders"). Capitalized terms not otherwise defined in this Agreement are used herein with the meanings assigned to such terms in the Stock Purchase Agreement, dated November 27, 1996, by and among the Company and the other parties thereto (as amended, the "Stock Purchase Agreement") or the Executive Employment Agreement (as hereinafter defined), as the case may be.

     WHEREAS, the Company and the Executive wish to amend the provisions of the Executive Employment Agreement, dated as of March 20, 1998, by and between the Company and the Executive (the "Executive Employment Agreement") as provided in paragraph 1 of this Amendment;

     WHEREAS, the Stockholders collectively own all of the Institutional Investor Stock; and

     WHEREAS, the Stockholders wish to consent to the amendment (as provided in paragraph 1 of this Amendment) for purposes of the Stock Purchase Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Amendment hereby agree as follows:

     1.  Amendment to Executive Employment Agreement.  Pursuant to paragraph
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5(g) of the Executive Employment Agreement, the definition of "Noncompete
Compensation" set forth in the fourth sentence of paragraph 3(c) of the Executive Employment Agreement is hereby amended and restated to read in its entirety as follows:

         "Noncompete Compensation" shall consist of 100% of the salary that Executive received under paragraph 1(d)
         above as compensation from the Company and its Subsidiaries immediately prior to Termination (Executive's "Previous Salary") together with the continuation of the medical benefits that the Company provided to Executive immediately prior to Termination (Executive's "Previous Benefits"); provided that if at any time during the Noncompetition Period Executive obtains other employment (i) with comparable medical benefits to Executive's Previous Benefits, Executive's Noncompete Compensation shall during the period of such employment not include the continued provision of medical benefits, and (ii) with a salary exceeding 100% of Executive's Previous Salary, Executive's Noncompete Compensation shall during the period of such
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         employment be reduced (but not below zero) by the amount
         of such excess."

     2.  Consent.  For all purposes of the Stock Purchase Agreement (including,
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without limitation, Section 4C(xii) thereof), each of the Stockholders consents to the amendment set forth in paragraph 1 of this Amendment.

     3.  Counterparts.  This Amendment may be executed in multiple counterparts,
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each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     4.  Descriptive Headings.  The descriptive headings of this Amendment are
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inserted for convenience only and do not constitute a part of this Amendment.


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                           _____________________________________________________
                           Renee M. Martin


                           FOCAL COMMUNICATIONS CORPORATION

                           By:__________________________________________________
                                Its:____________________________________________

                           MADISON DEARBORN CAPITAL
                           PARTNERS, L.P.
                           By: Madison Dearborn Partners, L.P., its General
                               Partner
                           By: Madison Dearborn Partners, Inc., its General
                               Partner

                           By:__________________________________________________
                                Its:____________________________________________


                           FRONTENAC VI, L.P.
                           By:  Frontenac Company, its General Partner

                           By:__________________________________________________
                                Its:____________________________________________


                           BATTERY VENTURES III, L.P.
                           By:  Battery Partners III, L.P., its General Partner

                           By:__________________________________________________
                                Its:____________________________________________

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